UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2010

FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 East First Street, Mountain Grove, Missouri	65711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On November 19, 2010, First Bancshares, Inc. convened its 2010 annual meeting of stockholders at the Days Inn located at 300 East 19th Street, Mountain Grove, Missouri 65711.  The annual meeting was adjourned because a quorum of our stockholders was not present in person or represented by proxy to transact business.

In accordance with our bylaws and Missouri law, the annual meeting will be reconvened at 1:00 p.m., Central Standard Time, on December 17, 2010.  The reconvened meeting will be held at the Days Inn located at 300 East 19th Street, Mountain Grove, Missouri 65711.  The record date of September 8, 2010 and the agenda will remain the same for the reconvened meeting.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1           Press Release of First Bancshares, Inc. November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCSHARES, INC.

Date: November 19, 2010	/s/Ronald J. Walters
Ronald J. Walters
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)